UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

ZYNGA INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35375	42-1733483
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 Eighth Street San Francisco, CA 94103		94103
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (855) 449-9642

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock	ZNGA	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

On May 19, 2020, Zynga Inc. (“Zynga”) virtually held its 2020 annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, Zynga’s stockholders voted on four proposals, each of which is described in more detail in Zynga’s definitive proxy statement filed with the SEC on April 6, 2020 (the “Proxy Statement”). The following is a brief description of each matter voted upon and the certified results, including the number of votes cast for or against each proposal, the number of abstentions (if applicable) with respect to each proposal, and the number of broker non-votes with respect to each proposal.

1.Each of the eight nominees for director proposed by Zynga was elected to serve until Zynga’s 2021 annual meeting of stockholders or until his or her respective successor has been duly elected and qualified. The voting results were as follows:

Director Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
Mark Pincus	664,773,814	26,382,191	592,251	135,364,232
Frank Gibeau	680,257,195	10,954,124	536,937	135,364,232
Dr. Regina E. Dugan	673,887,497	17,268,602	592,157	135,364,232
William “Bing” Gordon	640,669,896	50,499,798	578,562	135,364,232
Louis J. Lavigne, Jr.	670,225,724	20,902,641	619,891	135,364,232
Carol G. Mills	683,894,376	7,265,881	587,999	135,364,232
Janice M. Roberts	667,986,264	23,172,305	589,687	135,364,232
Ellen F. Siminoff	683,489,616	7,624,054	634,586	135,364,232

2.Stockholders approved, on an advisory basis, the compensation of Zynga’s named executive officers as disclosed in the Proxy Statement. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
669,117,258	21,601,382	1,029,616	135,364,232

3.Stockholders ratified the selection of Ernst & Young LLP as Zynga’s independent registered public accounting firm for Zynga’s fiscal year ending December 31, 2020. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
772,701,634	53,437,071	973,783	N/A

4.Stockholders did not approve the stockholder proposal to amend the stockholding threshold to call a Special Meeting. The voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
316,957,348	367,539,819	7,251,089	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ZYNGA INC.

Date: May 21, 2020	By:	/s/ Phuong Y. Phillips
Phuong Y. Phillips
Chief Legal Officer and Secretary